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                                                                  Exhibit 10.1.1

                                LETTER AMENDMENT

                                                    Dated as of October 21, 2002

To the banks, financial institutions and other institutional lenders (collectively, the "LENDERS") parties to the Credit
     Agreement referred to below. Citibank,
     N.A., as an administrative agent and as
     paying agent (the "PAYMENT AGENT") for
     the Lenders, The Chase Manhattan Bank, as an administrative agent, Fleet National Bank, as syndication agent, and Bank of America, N.A., U.S. Bank National Association and Credit Suisse First
     Boston, as documentation agents


Ladies and Gentlemen:

         We refer to the Amended and Restated 364-Day Credit Agreement dated as of June 28, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT") among the undersigned and you. Capitalized terms not otherwise defined in this Letter Amendment have the same meanings as specified in the Credit Agreement.

         It is hereby agreed by you and us as follows:

         The Credit Agreement is, effective as of the date of this Letter Amendment, hereby amended as follows:

         Section 1.01 of the Credit Agreement is amended by deleting the definition of "NET INTEREST EXPENSE" set forth therein and substituting therefor a new definition of "NET INTEREST EXPENSE" to read as follows:

                  "NET INTEREST EXPENSE" means, for the period, the amount (if any) by which (a) interest payable on all Debt (including, without limitation, the interest component of Capitalized Leases, but excluding interest expense incurred under the securitized receivables debt facility of Prime II Receivables Corporation) and amortization of deferred financing fees and debt discount in respect of all Debt exceeds (b) interest income, in each case of the Borrower and its Subsidiaries for such period, calculated on a Consolidated basis in accordance with GAAP.

         The undersigned hereby represents and warrants to each of you that on the date of this Letter Amendment (a) the representations and warranties set forth in Section 4.01 of the Credit Agreement are correct before and after giving effect to this Letter Amendment, other than any such representations or warranties that by their terms refer to a specific date other than the date of this Letter Amendment, in which case are correct as of such specific date, and
(b) no event has occurred and is continuing that constitutes a Default.

         This Letter Amendment shall become effective as of the date first above written when, and only when, the Paying Agent shall have received counterparts of this Letter Amendment executed by the undersigned and the Required Lenders or, as to any of the Required Lenders, advice satisfactory to the Paying Agent that such Required Lender has executed this Letter Amendment. This Letter Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

         On and after the effectiveness of this Letter Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement,

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and each reference in the Notes and each of the other Loan Documents to "the
Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Letter Amendment.

         The Credit Agreement and the Notes, as specifically amended by this Letter Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Paying Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

         If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning at least three counterparts of this Letter Amendment to Susan Hobart, Esquire, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, no later than 5:00 p.m. EDST on October 21, 2002.

         This Letter Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Amendment.

         This Letter Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                           THE BORROWER

                              FEDERATED DEPARTMENT STORES, INC.

                              By:      /s/ Karen M. Hoguet
                                 -------------------------------------
                              Name:    Karen M. Hoguet
                                   -----------------------------------
                              Title:   Senior Vice President and CFO
                                    ----------------------------------

                              CITIBANK, N.A.,
                              as an Administrative Agent and
                              as Paying Agent

                              By:      /s/ Anita J. Brickell
                                  ------------------------------------
                                       Title:  Vice President

                              JPMORGAN CHASE BANK,
                              as an Administrative Agent

                              By:      /s/ Barry K. Bergman
                                  ------------------------------------
                                       Title:  Vice President

                                      THE INITIAL LENDERS

                                           LEAD ARRANGERS

                                               CITIBANK, NA

                                               By:      /s/ Anita J. Brickell
                                                   -----------------------------
                                                        Name:  Anita J. Brickell
                                                        Title:  Vice President

                                               JPMORGAN CHASE BANK

                                               By:      /s/ Barry K. Bergman
                                                   -----------------------------


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                                         Name:  Barry K. Bergman
                                         Title:  Vice President

                            SYNDICATION AGENT

                                FLEET NATIONAL BANK

                                By:
                                    -------------------------------------
                                         Name:
                                         Title:

                            DOCUMENTATION AGENTS

                                BANK OF AMERICA, N.A.

                                By:      /s/ Amy Krovocheck
                                    -------------------------------------
                                         Name:  Amy Krovocheck
                                         Title:  Vice President

                                CREDIT SUISSE FIRST BOSTON

                                By:      /s/ Bill O'Daly
                                    -------------------------------------
                                         Name:  Bill O'Daly
                                         Title:  Director

                                By:      /s/ Jay Chall
                                    -------------------------------------
                                         Name:  Jay Chall
                                         Title:  Director

                                U.S. BANK NATIONAL ASSOCIATION

                                By:      /s/ Derek S. Roudebush
                                    -------------------------------------
                                         Name:  Derek S. Roudebush
                                         Title:  Vice President

                            SENIOR MANAGING AGENTS

                                BANK ONE, NA (Main Office Chicago)

                                By:      /s/  Catherine A. Muszynski
                                    -------------------------------------
                                         Name:  Catherine A. Muszynski
                                         Title:  Director

                                PNC BANK, NATIONAL ASSOCIATION

                                By:      /s/ Bruce Kintner
                                    -------------------------------------
                                         Name:  Bruce A. Kintner
                                         Title:  Vice President

                            MANAGING AGENTS

                                THE FIFTH THIRD BANK

                                By:      /s/ Christine Wagner
                                    -------------------------------------
                                         Name:  Christine Wagner

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                                         Title:  Assistant Vice President

                                MELLON BANK, N.A.

                                By:      /s/ Louis E. Flori
                                    -------------------------------------
                                         Name:  Louis E. Flori
                                         Title:  Vice Presdent

                                SUMITOMO MITSUI BANKING
                                CORPORATION

                                By:      /s/ Robert H. Riley
                                    -------------------------------------
                                         Name:  Robert H. Riley, III
                                         Title:  Senior Vice President

                            LENDERS

                                ALLFIRST BANK

                                By:      /s/ Brook Thropp
                                    -------------------------------------
                                         Name:  Brook Thropp
                                         Title:  Vice President

                                BANCA NAZIONALE DEL LAVORO S.P.A.,
                                NEW YORK BRANCH

                                By:
                                    -------------------------------------
                                         Name:
                                         Title:

                                By:
                                    -------------------------------------
                                         Name:
                                         Title:

                                THE BANK OF NEW YORK

                                By:      /s/ William M. Barnum
                                    -------------------------------------
                                         Name:  William M. Barnum
                                         Title:  Vice President

                                WACHOVIA BANK, NATIONAL
                                ASSOCIATION

                                By:      /s/ Susan T. Vitale
                                    -------------------------------------
                                         Name:  Susan T. Vitale
                                         Title:  Vice President

                                UNION BANK OF CALIFORNIA, N.A.

                                By:      /s/ Timothy P. Streb
                                    -------------------------------------
                                         Name:  Timothy Streb
                                         Title:  Vice President

                                FIRST HAWAIIAN BANK

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                                By:
                                    -------------------------------------
                                         Name:
                                         Title: